UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund -- Class J Shares -- returned 5.99% for the twelve months ended May 31, 2016, compared to a return of 1.72% for the Standard & Poor’s 500 Index over this period. Please see pages 4 through 6 of this report for complete standardized performance information for the Fund.

Market Perspective
After a multi-year bull market, volatility returned to the equity markets in varying degrees during the twelve months ended May 31, 2016. While US domestic economic data continues to be modestly positive, other factors have caused volatility to rise, among these a collapse in the price of oil as demand slowed and excess capacity began to build, rising concern over China’s slowing growth, currency headwinds, and the beginning of interest rate normalization by the US Federal Reserve.

Against this backdrop we are pleased that overall the companies in the Fund continued to execute well in the face of these challenges and create value for shareholders as a result of strong market positions, durable competitive advantages and robust free cash flow – hallmarks of quality that we have long believed are an important part of mitigating business and pricing risk that investors face.

The Effect at Jensen
During the fiscal year, specific stock selection added value in the Consumer Discretionary and Health Care sectors, while detracting from returns primarily in the Industrials sector. From a sector perspective, our lack of presence in the Energy sector added value. Typically, very few energy companies qualify for our strict requirement for high and prolonged profitability, as measured by Return on Equity. Also from a sector perspective, our overweight in the Materials sector detracted from Fund performance.

Our top contributors to performance for the fiscal year were Accenture, Becton Dickinson and TJX Companies, all of which continued to release strong earnings reports and reassuring guidance indicating they have been successfully navigating economic challenges.

Significant detractors from the Fund’s performance for the fiscal year included United Technologies, Praxair and Emerson Electric, as global growth concerns negatively impacted companies heavily tied to industrial spending and production. We continue to monitor the challenges in the sector and believe these companies are responding effectively. Further, we remain positive on the long-term opportunities that each represents.

We are constantly evaluating the businesses in the Fund as well as other investment candidates to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations as well as valuation opportunities.

Fund Additions and Eliminations
During the fiscal year, Jensen purchased positions in MasterCard, Stryker and Apple and sold its positions in Equifax, Varian Medical Systems, Medtronic, DuPont and Colgate-Palmolive. This was in addition to normal add/trim trades during the period executed to take advantage of valuation opportunities. A brief synopsis of the changes follows:

MasterCard (MA) is a global market leader in electronic payment processing, partnering with merchants and banks to complete electronic transactions. Our investment thesis is supported by the company’s powerful scale and network effect benefits. MasterCard earns a small percentage of the value of the tens of billions of transactions it processes resulting in powerful operating leverage. Over time, we believe the continued global shift from cash-based to electronic-based transactions can drive solid revenue and free cash flow growth.

Stryker (SYK) sells a broad range of orthopedic implants, neurological devices, and surgical tools. The company’s competitive advantages include leading global market positions, longstanding research collaborations with healthcare organizations, and intellectual property protection. We expect increases in global healthcare demand, new product advances in robotic surgery, and continued acquisition activity to result in steady growth in revenue and earnings.

Over the years, we’ve answered the question many times as to why we didn’t own Apple (AAPL). Quite simply, it didn’t meet our requirement of 10 consecutive years of greater than 15% return on equity. In 2015 the company finally met this requirement, and after extensive research, we added it to our bench of potential investments as we believe it possesses the qualities we seek in a quality growth company. Fundamentally, we believe the company’s competitive advantages that comprise its iconic brand, innovation, and economies of scale are significant. Additionally, we believe Apple enjoys a strong network effect from the apps and services businesses that, in our opinion, should continue to strengthen as the company expands services such as Apple Pay and Apple Music. While the company has generated high

Annual Report	Jensen Quality Growth Fund	1

double digit topline and bottom line results in the past, we believe that rate of growth will slow but mature into an attractive growth profile. We added Apple to the Fund because of its attractive valuation and strong fundamentals. We see the enterprise evolving from primarily a premium consumer electronics company to one that offers a robust ecosystem of apps and services that serve to enhance customer monetization over the life of the relationship and increase customer switching costs from the Apple ecosystem. While this business represents just under 10% of Apple’s revenue, we believe its high margins can enable Apple to preserve and even enhance the company’s overall profitability even if its lofty device margins become pressured in the future.

Equifax (EFX) supplies credit related information to lenders and individuals. We sold the position solely due to valuation concerns as we retain a positive fundamental outlook on the business. Equifax benefits from significant entry barriers and we like the company’s strategy of acquiring unique data assets and combining those assets with sophisticated analytics to improve customer decision making capabilities. Equifax was a long-time Fund holding, and the decision to exit the position was not taken lightly; however, we firmly believe in the importance of valuation discipline as part of our investment process.

Varian Medical (VAR) develops radiation-based medical and industrial equipment and dominates the global radiation oncology equipment market. We eliminated the position as a shift in payer mix pressures the company’s traditional end markets. Furthermore, we expect the company’s new growth efforts to increase the volatility of its financial results more than we prefer.

Medtronic PLC (MDT) manufactures and markets a broad range of medical devices. We sold the position as the company breached our Return on Equity requirement of 15% at the end of its 2015 fiscal year. Medtronic issued equity during the year to fund a portion of a large acquisition, resulting in the decline in Return on Equity. While the acquisition appeared to be strategically sound, we believe that the company may be burdened with low returns on capital for some time to come.

DuPont (DD) announced a merger with Dow Chemical in December 2015 which would create a new larger enterprise called DowDuPont. Assuming the merger passes regulatory scrutiny, the combined company intends to subsequently separate into three companies shortly after the merger. While we applaud DuPont for assertively navigating the current consolidation in the chemicals and agriculture industries, we believe, as long-term investors, this path is too uncertain and not consistent with our focus on quality and transparency. Additionally, due to consolidation and speculation in its markets, DuPont’s stock had enjoyed large gains prior to our sale of the company. Therefore, we believed it in the best interest of our investors to eliminate the risk and capture the gain.

Colgate (CL) is a high quality company with strong brand names and dominant market positions in many of its product categories. The company produces and sells a variety of oral care, personal care, home care and pet related products. Over the years, the company successfully reduced costs and invested a meaningful portion of the savings in innovation and brand building, leading to solid organic sales growth rates. Selling fundamentally strong companies such as Colgate, a long-time holding in the Fund, is never easy, but we believe investors must remain disciplined when it comes to the price paid for a business. Colgate’s stock outperformed the market by a wide margin over the past ten years, and similar to Equifax, all of the valuation metrics used in our process indicated its stock was fully priced at the time of liquidation.

The Jensen Outlook
As we move into the second half of calendar 2016 many of the issues that have concerned the markets over the last few quarters remain unresolved, leaving the likelihood that volatility will remain present for the foreseeable future. Indeed other events are likely to contribute to the uncertainty in the markets such as the US election later this year and, as we have just witnessed, events such as the recently completed referendum in the United Kingdom where the citizenry voted to leave the European Union.

At Jensen Investment Management we have always been focused on the long term, investing in individual companies we deem to be of high quality as evidenced by strong and durable business characteristics. The vast majority of our decision making is driven by bottoms up fundamental business analysis. Considerations of macroeconomic events generally are not part of the process but we do monitor them to the extent they impact the business landscape of the companies in the Fund.

2	Jensen Quality Growth Fund	Annual Report

Related specifically to the Brexit vote, we believe it would be unwise to draw deep conclusions as a result of the vote in the UK. Nonetheless, we do believe that this is more of a political event that will likely increase market volatility as opposed to an economic event that could truly dampen global business prospects.

Indeed, our outlook for the companies in the Fund continues to reflect our view that despite the ongoing uncertainty regarding the direction and timing of interest rate changes, global GDP growth and corporate earnings, we believe the companies in the Fund can perform relatively well from a fundamental standpoint given their competitive strengths and a history of strong cash flow generation. Short-term market volatility stemming from macroeconomic uncertainty could provide us an opportunity to consider whether the valuations on these companies are becoming more attractive. We see this as a key activity for a high conviction, active investment management firm – utilizing market volatility as an opportunity to take advantage of pricing disconnects in the stocks of these businesses. We believe that companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow will have a greater ability to chart their own paths, and that these companies should outperform lower-quality businesses over time.

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 31st, 2016 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Growth Fund	3

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended May 31, 2016	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	5.99%	11.78%	10.77%	8.17%
S&P 500 Stock Index	1.72%	11.06%	11.67%	7.41%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2006 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Growth Fund	Annual Report

Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended May 31, 2016	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	5.63%	11.38%	10.42%	7.88%
S&P 500 Stock Index	1.72%	11.06%	11.67%	7.41%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2006 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Growth Fund	5

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended May 31, 2016	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class I	6.25%	12.04%	11.05%	8.45%
S&P 500 Stock Index	1.72%	11.06%	11.67%	7.41%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on May 31, 2006 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6	Jensen Quality Growth Fund	Annual Report

Investments by Sector as of May 31, 2016
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Annual Report	Jensen Quality Growth Fund	7

Statement of Assets & Liabilities
Year Ended May 31, 2016

Assets:
Investments, at value (cost $3,247,479,234)	$5,131,062,105
Income receivable	10,053,375
Receivable for capital stock issued	15,615,823
Other assets	115,293
Total assets	5,156,846,596

Liabilities:
Payable to Investment Adviser	2,254,366
Payable for capital stock redeemed	5,602,631
Accrued distribution fees	755,984
Accrued director fees	40,328
Accrued expenses and other liabilities	1,416,778
Total liabilities	10,070,087
Total Net Assets	$5,146,776,509

Net Assets Consist of:
Capital stock	3,099,360,994
Accumulated undistributed net investment income	8,739,264
Accumulated net realized gain	155,093,380
Unrealized appreciation on investments	1,883,582,871
Total Net Assets	$5,146,776,509

Net Assets Consist of:
Class J Shares
Net Assets	$2,317,939,221
Shares outstanding	59,770,710
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized, $.001 par value)	$38.78

Class R Shares
Net Assets	$29,180,751
Shares outstanding	756,174
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$38.59

Class I Shares
Net Assets	$2,799,656,537
Shares outstanding	72,149,949
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$38.80

The accompanying notes are an integral part of these financial statements.

8	Jensen Quality Growth Fund	Annual Report

Schedule of Investments
May 31, 2016 (showing percentage of total net assets)

Common Stocks - 94.11%

shares	Aerospace & Defense - 4.60%	value
2,353,000	United Technologies Corporation	$236,664,740

shares	Air Freight & Logistics - 2.66%	value
1,326,000	United Parcel Service, Inc. - Class B	$136,697,340

shares	Beverages - 7.45%	value
2,344,000	The Coca-Cola Company	$104,542,400
2,759,000	PepsiCo, Inc.	$279,128,030
		$383,670,430

shares	Capital Markets - 2.38%	value
1,592,000	T. Rowe Price Group, Inc.	$122,679,520

shares	Chemicals - 9.15%	value
2,080,000	Ecolab, Inc.	$243,859,200
2,069,000	Praxair, Inc.	$227,300,340
		$471,159,540

shares	Electrical Equipment - 2.21%	value
2,187,000	Emerson Electric Company	$113,767,740

shares	Electronic Equipment, Instruments & Components - 2.85%	value
2,497,000	Amphenol Corporation - Class A	$146,623,840

shares	Health Care Equipment & Supplies - 8.71%	value
1,814,000	Becton Dickinson & Company	$301,940,300
1,317,000	Stryker Corporation	$146,397,720
		$448,338,020

	Health Care Providers &
shares	Services - 4.06%	value
1,564,000	UnitedHealth Group, Inc.	$209,059,880

shares	Household Products - 3.83%	value
2,434,000	The Procter & Gamble Company	$197,251,360

shares	Industrial Conglomerates - 5.16%	value
1,577,000	3M Company	$265,440,640

shares	IT Services - 10.23%	value
2,201,000	Accenture PLC - Class A (a)	$261,852,970
2,301,000	Cognizant Technology Solutions Corporation -
	Class A (b)	$141,373,440
1,287,000	Mastercard, Inc. - Class A	$123,423,300
		$526,649,710

shares	Life Sciences Tools & Services - 2.49%	value
929,300	Waters Corporation (b)	$127,825,215

shares	Media - 3.94%	value
2,435,000	Omnicom Group, Inc.	$202,908,550

shares	Pharmaceuticals - 5.30%	value
2,421,000	Johnson & Johnson	$272,822,490

shares	Software - 9.60%	value
5,149,000	Microsoft Corporation	$272,897,000
5,498,000	Oracle Corporation	$221,019,600
		$493,916,600

shares	Specialty Retail - 4.53%	value
3,066,000	The TJX Companies, Inc.	$233,383,920

	Technology Hardware, Storage &
shares	Peripherals - 2.72%	value
1,400,000	Apple, Inc.	$139,804,000

The accompanying footnotes are an integral part of the financial statements.

Annual Report	Jensen Quality Growth Fund	9

Schedule of Investments continued
May 31, 2015 (showing percentage of total net assets)

	Textiles, Apparel & Luxury
shares	Goods - 2.24%	value
2,087,000	NIKE, Inc. - Class B	$115,244,140

Total Common Stocks		value
(Cost $2,960,324,804)		$4,843,907,675

Short-Term Investment - 5.58%

shares	Money Market Fund - 5.58%	value
287,154,430	Fidelity Institutional Money Market Funds -
	Money Market Portfolio - Class I, 0.34% (c)	$287,154,430

Total Short-Term Investment		value
(Cost $287,154,430)		$287,154,430

Total Investments		value
(Cost $3,247,479,234) - 99.69%.		$5,131,062,105
Other Assets in Excess of Liabilities - 0.31%		$15,714,404
TOTAL NET ASSETS - 100.00%		$5,146,776,509

(a)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 5.09% as a percentage of net assets.
(b)	Non-income producing security.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of May 31, 2016.

The accompanying footnotes are an integral part of the financial statements.

10	Jensen Quality Growth Fund	Annual Report

Statement of Operations
Year Ended May 31, 2016

Investment Income:
Dividend income	$101,437,825
Interest income	368,065
Total investment income	101,805,890

Expenses:
Investment advisory fees	24,537,762
12b-1 - Class J	5,192,149
Shareholder servicing fees - Class I	1,908,088
Administration fees	1,627,433
Sub-transfer agent expenses - Class J	1,096,214
Custody fees	347,766
Fund Accounting fees	286,070
Reports to shareholders - Class I	230,752
Federal and state registration fees	183,583
Transfer Agent fees - Class J	182,626
12b-1 fees - Class R	167,622
Other	143,627
Professional fees	141,732
Directors' fees and expenses	129,383
Transfer agent expenses	93,787
Reports to shareholders - Class J	67,918
Transfer agent fees - Class I	67,497
Shareholder servicing fees - Class R	54,065
Transfer agent fees - Class R	1,158
Reports to shareholders - Class R	501
Total expenses	36,459,733

Net Investment Income	65,346,157

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	364,978,157
Change in unrealized depreciation on investments	(163,627,366)
Net realized and unrealized gain on investments	201,350,791
Net Increase in Net Assets Resulting
from Operations	$266,696,948

Statements of Changes in Net Assets

	Year Ended	Year Ended
Operations:	May 31, 2016	May 31, 2015
Net investment income	$65,346,157	$64,730,980
Net realized gain on investment
transactions	364,978,157	453,465,173
Change in unrealized appreciation
on investments	(163,627,366)	98,277,828
Net increase in net assets resulting
from operations	266,696,948	616,473,981

	Year Ended	Year Ended
Capital Share Transactions:	May 31, 2016	May 31, 2015
Shares Sold - Class J	513,079,335	228,047,996
Shares Sold - Class R	7,136,614	7,577,608
Shares Sold - Class I	582,932,852	694,433,936
Shares issued in reinvestment of
dividends - Class J	211,899,831	117,153,165
Shares issued in reinvestment of
dividends - Class R	3,401,496	2,129,386
Shares issued in reinvestment of
dividends - Class I	301,371,296	143,027,581
Shares redeemed - Class J	(580,472,734)	(671,258,181)
Shares redeemed - Class R	(18,472,421)	(24,103,261)
Shares redeemed - Class I	(978,260,849)	(784,716,794)
Net increase (decrease)	42,615,420	(287,708,564)

Dividends and Distributions to	Year Ended	Year Ended
Shareholders:	May 31, 2016	May 31, 2015
Net investment income - Class J	(26,188,908)	(24,079,570)
Net investment income - Class R	(307,212)	(300,698)
Net investment income - Class I	(43,203,955)	(35,585,394)
Net realized gains - Class J	(190,266,956)	(96,447,876)
Net realized gains - Class R	(3,096,920)	(1,828,737)
Net realized gains - Class I	(274,608,085)	(114,936,126)
Total dividends and distributions	(537,672,036)	(273,178,401)

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	May 31, 2016	May 31, 2015
	(228,359,668)	55,587,016

	Year Ended	Year Ended
Net Assets:	May 31, 2016	May 31, 2015
Beginning of Year	5,375,136,177	5,319,549,161
End of Year (including undistributed net
investment income of $8,739,264,
and $13,094,334, respectively)	$5,146,776,509	$5,375,136,177

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	11

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Net asset value, beginning of year	$40.88	$38.33	$33.98	$27.33	$29.11
Income from investment operations:
Net investment income	0.46	0.44	0.37	0.34	0.32
Net realized and unrealized gains (losses) on investments	1.72	4.14	5.52	6.65	(1.80)
Total from investment operations	2.18	4.58	5.89	6.99	(1.48)
Less distributions:
Dividends from net investment income	(0.49)	(0.40)	(0.35)	(0.34)	(0.30)
Distributions from capital gains	(3.79)	(1.63)	(1.19)	—	—
Total distributions	$(4.28)	$(2.03)	$(1.54)	$(0.34)	$(0.30)
Net asset value, end of year	$38.78	$40.88	$38.33	$33.98	$27.33
Total return	5.99%	12.07%	17.57%	25.74%	-5.04%
Supplemental data and ratios:
Net assets, end of year (000's)	$2,317,939	$2,273,979	$2,447,876	$2,531,859	$2,307,634
Ratio of expenses to average net assets	0.87%	0.87%	0.87%	0.90%	0.91%
Ratio of net investment income to average net assets	1.18%	1.08%	1.00%	1.08%	1.18%
Portfolio turnover rate	14.12%	14.42%	14.10%	22.09%	15.80%

The accompanying notes are an integral part of these financial statements.

12	Jensen Quality Growth Fund	Annual Report

Financial Highlights
Class R

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Net asset value, beginning of year	$40.69	$38.16	$33.83	$27.22	$29.01
Income from investment operations:
Net investment income	0.32	0.28	0.23	0.25	0.26
Net realized and unrealized gains (losses) on investments	1.72	4.14	5.50	6.64	(1.79)
Total from investment operations	2.04	4.42	5.73	6.89	(1.53)
Less distributions:
Dividends from net investment income	(0.35)	(0.26)	(0.21)	(0.28)	(0.26)
Distributions from capital gains	(3.79)	(1.63)	(1.19)	—	—
Total distributions	$(4.14)	$(1.89)	$(1.40)	$(0.28)	$(0.26)
Net asset value, end of year	$38.59	$40.69	$38.16	$33.83	$27.22
Total return	5.63%	11.67%	17.13%	25.43%	-5.26%
Supplemental data and ratios:
Net assets, end of year (000's)	$29,181	$38,976	$50,478	$47,074	$40,216
Ratio of expenses to average net assets	1.22%	1.22%	1.25%	1.16%	1.12%
Ratio of net investment income to average net assets	0.83%	0.71%	0.63%	0.82%	0.96%
Portfolio turnover rate	14.12%	14.42%	14.10%	22.09%	15.80%

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	13

Financial Highlights
Class I

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Net asset value, beginning of year	$40.90	$38.35	$34.00	$27.35	$29.14
Income from investment operations:
Net investment income	0.56	0.53	0.46	0.42	0.40
Net realized and unrealized gains (losses) on investments	1.72	4.14	5.53	6.66	(1.80)
Total from investment operations	2.28	4.67	5.99	7.08	(1.40)
Less distributions:
Dividends from net investment income	(0.59)	(0.49)	(0.45)	(0.43)	(0.39)
Distributions from capital gains	(3.79)	(1.63)	(1.19)	—	—
Total distributions	$(4.38)	$(2.12)	$(1.64)	$(0.43)	$(0.39)
Net asset value, end of year	$38.80	$40.90	$38.35	$34.00	$27.35
Total return	6.25%	12.32%	17.87%	26.10%	-4.76%
Supplemental data and ratios:
Net assets, end of year (000's)	$2,799,657	$3,062,182	$2,821,194	$2,141,031	$1,450,228
Ratio of expenses to average net assets	0.63%	0.62%	0.63%	0.62%	0.60%
Ratio of net investment income to average net assets	1.42%	1.33%	1.25%	1.36%	1.49%
Portfolio turnover rate	14.12%	14.42%	14.10%	22.09%	15.80%

The accompanying notes are an integral part of these financial statements.

14	Jensen Quality Growth Fund	Annual Report

Notes to the Financial Statements
May 31, 2016

1. Organization and Significant Accounting Policies

The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock, 4,000,000 of such have been authorized for the existing share classes. The Fund currently offers three different classes of shares. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

Annual Report	Jensen Quality Growth Fund	15

The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of May 31, 2016, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common
Stocks*	$4,843,907,675	$4,843,907,675	$—	$—
Total Money
Market Fund	287,154,430	287,154,430	—	—
Total Investments	$5,131,062,105	$5,131,062,105	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the year ended May 31, 2016 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2016. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

16	Jensen Quality Growth Fund	Annual Report

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:

Class J	year ended May 31, 2016	year ended May 31, 2015
Shares sold	13,476,594	5,701,726
Shares issued in
reinvestment of dividends	5,757,985	2,909,757
Shares redeemed	(15,088,691)	(16,847,098)
Net increase (decrease)	4,145,888	(8,235,615)
Shares outstanding:
Beginning of year	55,624,822	63,860,437
End of year	59,770,710	55,624,822

Class R	year ended May 31, 2016	year ended May 31, 2015
Shares sold	186,254	190,193
Shares issued in
reinvestment of dividends	92,919	53,060
Shares redeemed	(480,833)	(608,079)
Net decrease	(201,660)	(364,826)
Shares outstanding:
Beginning of year	957,834	1,322,660
End of year	756,174	957,834

Class I	year ended May 31, 2016	year ended May 31, 2015
Shares sold	15,173,598	17,472,446
Shares issued in
reinvestment of dividends	8,184,095	3,554,047
Shares redeemed	(26,070,128)	(19,730,984)
Net increase (decrease)	(2,712,435)	1,295,509
Shares outstanding:
Beginning of year	74,862,384	73,566,875
End of year	72,149,949	74,862,384

3. Investment Transactions
The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2016, were $681,360,031 and $1,311,548,967, respectively.

4. Income Taxes
The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $72,548,068 and $59,965,662 paid during the years ended May 31, 2016 and 2015, respectively, were classified as ordinary income for tax purposes. The distributions of $465,123,968 and $213,212,739 paid during the years ended May 31, 2016 and 2015, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2016 undistributed net investment income decreased by $1,152, accumulated net realized gain decreased by $71,867,268 and capital stock increased by $71,868,420. The permanent difference relates to the usage of tax equalization and the re-designation of distributions.

At May 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,247,534,136
Gross unrealized appreciation	1,910,689,021
Gross unrealized depreciation	(27,161,052)
Net unrealized appreciation	1,883,527,969
Undistributed ordinary income.	8,739,264
Undistributed long-term capital gain.	155,148,282
Total distributable earnings	163,887,546
Other accumulated gains	—
Total accumulated gains.	$2,047,415,515

At May 31, 2016, the Fund had total tax basis capital losses of $0.

On June 22, 2016, the Fund declared and paid a distribution from ordinary income of $6,815,256, $56,385 and $9,935,308 for Class J, Class R, and Class I, respectively, to shareholders of record as of June 21, 2016.

5. Line of Credit
The Fund has a $250 million revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The current agreement runs through December 18, 2016. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of May 31, 2016, the rate on the Fund’s line of credit was 2.50%. The Fund did not borrow on the line of credit during the year ended May 31, 2016.

Annual Report	Jensen Quality Growth Fund	17

6. Investment Advisory Agreement
The Fund has an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to the advisory agreement and breakpoint fee schedule, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the year ended May 31, 2016 was 0.07% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the year ended May 31, 2016 was 0.16% on an annualized basis.

8. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2016, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, held 46.86% and 25.07%, respectively, of the outstanding shares of the Class J share class. At May 31, 2016, Edward D. Jones and Co., for the benefit of its customers, held 30.21% of the outstanding shares of the Class I share class. At May 31, 2016, Great-West Trust Company LLC for the benefit of its customers, held 33.77%, of the outstanding shares of the Class R share class.

18	Jensen Quality Growth Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”) as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 29, 2016

Annual Report	Jensen Quality Growth Fund	19

Expense Example - May 31, 2016 (Unaudited)

As a shareholder of Jensen Quality Growth Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2015–May 31, 2016).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

20	Jensen Quality Growth Fund	Annual Report

Expense Example Tables

Jensen Quality Growth Fund – Class J	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period* December 1, 2015 – May 31, 2016
Actual	$1,000.00	$1,052.30	$4.46
Hypothetical (5% annual return before expenses)	1,000.00	1,020.65	4.39

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Jensen Quality Growth Fund – Class R	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period* December 1, 2015 – May 31, 2016
Actual	$1,000.00	$1,050.60	$6.15
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.06

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Jensen Quality Growth Fund – Class I	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period* December 1, 2015 – May 31, 2016
Actual	$1,000.00	$1,053.50	$3.23
Hypothetical (5% annual return before expenses)	1,000.00	1,021.85	3.18

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Annual Report	Jensen Quality Growth Fund	21

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status
The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2016 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2016 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2016.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.29% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 3.92% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

2. Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

3. Portfolio Holdings
The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Jensen Quality Growth Fund	Annual Report

4. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Roger A. Cooke, J.D. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None
Robert E. Harold Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; Chairman since July 2015 and Independent Director since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – 2013, and 2015 – present); Director of Laika, Inc., an animation studio (2002 – present).
Thomas L. Thomsen, Jr. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003.	Private rancher and real estate investor (2002 – present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Investment Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None
Kenneth Thrasher Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Annual Report	Jensen Quality Growth Fund	23

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 17, 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 17, 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.; General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).	1	Jensen Investment Management, Inc. (since February 2007)

24	Jensen Quality Growth Fund	Annual Report

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* SEE ABOVE
Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President and Secretary	1 Year Term; Served since July 1993.	Chairman (January 2013 – present), Vice President and Director (1993 – present) and Secretary (1999 – 2015) of Jensen Investment Management, Inc.	N/A	N/A
Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.

Vice President, Treasurer and Director (February 2007 – present), Chief Compliance Officer (February 2007 – March 2011, and July 2012 – September 2012), and Director of Finance and Chief Compliance Officer (2003 – February 2007) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group LLC (1994 – 2001).

				N/A	N/A
David G. Mertens* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1960	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Sales and Marketing for Jensen Investment Management, Inc. (2002 – present); various sales and marketing management positions for Berger Financial Group LLC and Berger Distributors LLC, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of Berger Distributors (1995 – 2002).

N/A

Trustee of Legacy Good Samaritan Foundation (2012 – present), the foundation for a non-profit medical center; Director of Reading Results (August 2014 – present), a reading intervention foundation for low-income students.

Eric H. Schoenstein* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present); various audit positions, most recently Senior Audit Manager, with Arthur Andersen LLP (1988 – 2001).

				N/A	Trustee of the Oregon State University Foundation (2008 – present)

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.

The Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-221-4384.

Annual Report	Jensen Quality Growth Fund	25

Jensen Quality Growth Fund

	Class J Shares	Class I Shares	Class R Shares

Investment Adviser
Jensen Investment Management, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035 800.992.4144

Fund Administrator, Transfer Agent, and Fund Accountant
U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian
U.S. Bank, N.A. Custody Operations 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP 760 SW Ninth Avenue, Suite 3000 Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44145

Distributor
Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

jenseninvestment.com

JN-ANNUALQG	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s N-CSR filed on 8/9/2004.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2016	FYE 05/31/2015
Audit Fees	20,500	20,000
Audit-Related Fees	0	0
Tax Fees	3,000	3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	3,000	3,000
Registrant’s Investment Adviser	26,135	22,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund

By (Signature and Title)*	/s/ Robert McIver, President
Robert McIver, President

Date	August 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver, President
Robert McIver, President

Date	August 4, 2016

By (Signature and Title)*	/s/ Brian Ferrie, Treasurer
Brian Ferrie, Treasurer

Date	August 4, 2016

* Print the name and title of each signing officer under his or her signature.